UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2014

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events.

On December 11, 2014, Keryx Biopharmaceuticals, Inc. (the “Company”) presented at Oppenheimer & Co.’s 25th Annual Healthcare Conference being held at the Crowne Plaza Hotel in New York, New York. A live webcast of this presentation is available on the General Press Releases page of the Company’s website at www.keryx.com. A copy of the presentation is being filed as Exhibit 99.1.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Keryx Biopharmaceuticals, Inc. Corporate Presentation, dated December 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: December 11, 2014

	By:	/s/ James F. Oliviero
James F. Oliviero
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Keryx Biopharmaceuticals, Inc. Corporate Presentation, dated December 11, 2014.